                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated November 12, 1996 incorporated by reference in this Form 10-K, into the previously filed Woodhead Industries, Inc. Registration Statement on Form S-8 (Registration #33-77968).

                                       ARTHUR ANDERSEN LLP

Chicago, Illinois
December 23, 1996

                                      21